EXHIBIT 99.1
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                                              NEWS RELEASE FOR IMMEDIATE RELEASE
                                                   For More Information Contact:
                                                            Timothy Kasmoch, CEO
                                                 info@nviro.com   (419) 535-6374
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    N-VIRO INTERNATIONAL CORP. TO PRESENT AT RODMAN & RENSHAW ANNUAL GLOBAL
                             INVESTMENT CONFERENCE

TOLEDO,  OH, September 1, 2009 -- N-Viro International Corporation (OTC Bulletin
Board: NVIC.OB), an environmental and materials operating company that owns patented technologies to convert various types of wastes into beneficial reuse products, including the renewable biofuel N-Viro Fuel and N-Viro Soil today announced that the company will present at the Rodman & Renshaw Annual Global Investment Conference on September 10, 2009. The conference will be held during September 9-11, 2009, at the New York Palace Hotel in New York. The presentation is scheduled for Thursday, September 10, 2009, at 4:55 PM Eastern Time, in Kennedy II Salon (4th Floor).

Members of the company's management team will be available for one-on-one meetings with investors. For additional information or to schedule a one-on-one meeting with N-Viro International Corp., at this conference, please contact the company's investor relations consultant Mr. David Kugelman at 386-409-0200 or info@invrel.net.
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About  N-Viro  International  (www.nviro.com)
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N-Viro  International  is  an environmental and materials operating company that owns patented technologies to convert various types of waste into beneficial alternative fuel products, including the renewable biofuel N-Viro Fuel and the
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N-Viro  Soil.  Its  renewable  biofuel  technology,  N-Viro  Fuel , has received
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alternative  energy  status from the U.S. Environmental Protection Agency, which qualifies the technology for renewable energy incentives. N-Viro International operates processing facilities independently as well as in partnership with municipalities.

Special  Cautionary  Note  Regarding  Forward-Looking  Statements
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The  Company  cautions  that  words  used  in  this  document such as "expects,"
"anticipates," "believes" and "may," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future. These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to differ materially from those described herein. For example, while the Company expects business expansion projects to begin in an estimated time frame, such expectations are subject to adverse economic conditions and other factors outside of the Company's control. Further, the Company's ability to increase capabilities and expand capacity is subject to the ability of the Company or its partners to access sufficient capital to pay for this expansion, which will further depend on, among other factors, market acceptance. Our ability to achieve profitability of these projects could be negatively impacted if there is a lack of an adequate supply of waste or expenses increase above the Company's expectations - including fuel and transportation costs, labor costs and costs relating to the treatment and processing of the biosolids and creation of the N-Viro Soil or N-Viro Fuel. In addition, while the Company believes that trends in "greener" energy solutions are moving in favor of the Company's technology, such trends may not continue or may never result in increased sales or profits to the Company because of the availability of competing products and other alternative energy source. All of these factors, and other factors, will affect the profitability of the Company. Additional information about these and other factors that may adversely affect these forward-looking statements are contained in the Company's reports, including its Annual Report on Form 10-K for the year ended December 31, 2008 and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.